Exhibit 99.1

Investor Day March 18, 2013
This presentation contains forward-looking statements, refers to non-GAAP financial measures and provides industry and market data. Please refer to the appendix to this presentation for more information and cautionary language regarding these statements, financial measures and data. Cautionary Statement 2 Welcome
This presentation includes products that have not been approved or cleared by the U.S. Food and Drug Administration and are not available for sale in the U.S. All future product approval and launch dates are based on estimates of completion of regulatory submissions, review and/or approval or clearance, as well as other business considerations. Disclaimers 3 Welcome
Thomas Hook Michael Dinkins Scott Drees President & CEO Senior VP & CFO President Algostim, LLC Greatbatch Presenters 4 Welcome
Experience the transformation from components & sub-assemblies to complete medical device system capabilities Strategic Evolution 5 Welcome
2:40 PM Break Agenda Welcome 1:00 PM Thomas Hook 2:50 PM Drive Profitable Growth Michael Dinkins 3:10 PM Closing Summary Thomas Hook 3:20 PM Q&A Leadership Team Presenter Time Concludes 4:00 PM 6 Welcome 2:00 PM Commercialize Medical Device Innovation Scott Drees 1:15 PM Sustainable Organic Growth Thomas Hook Key Messages 1:05 PM Thomas Hook
Long-term agreements cover large percentage of revenue Reputation for innovation & operational excellence Strong Blue Chip customer base Strong markets with significant growth opportunity Leveraging extensive Intellectual Property portfolio Investment in Sales & Marketing to execute growth Targeted acquisitions expanding capabilities & growth Algostim development successfully concluding Compelling value proposition Deploy QiG business model Leverage capabilities, IP, KOLs & strategic partners Core medical business margins increasing Future medical device spend funded with partners Strong balance sheet & cash flows Strong Core Business Strong Foundational Business 7 Key Messages Grow the Core Commercialize Medical Device Innovation Drive Profitable Growth Key Message Points
~ 5% Organic Growth Top Line Pipeline Bottom Line Algostim Medical Device Development M&A Sales Force Optimization Strong Intellectual Property Leverage IP Innovation ~ 2x Top Line Growth Adjusted EPS 8 Key Messages Sustainable Long-Term Growth
Greatbatch Today Other 2% Cardiac & Neuromodulation 48% Energy 10% Orthopaedics 19% Portable Medical 13% Vascular 8% $646M 2012 Revenue 88% Revenues from Medical Device Market 9 Key Messages

Cardiac & Neuromodulation

Batteries | Capacitors | Catheters | Stimulation Leads | Feedthroughs | Device Enclosures & Cases | Device Headers | Device Assembly


Header
Feedthrough
Battery
Enclosure
Stimulation Leads

Orthopaedics

Implants | Instruments | Delivery Systems


Reamer Handle
Reamer
Delivery System
Handles

Vascular

Advanced Coatings | Catheters | Introducers


Steerable Sheath
Introducers

Portable Medical

Powered External Medical Devices


Battery Packs
Charging Stations
Integrated Power Supplies

Key Messages

Greatbatch

10
11 Key Messages Portable Medical Devices Powered, external medical devices which enable movement and portability for the medical professional, patient and / or caregiver Greatbatch's Focus Greatbatch is committed to providing reliable, high quality power supplies, charging systems, and assembly to this market Portable Medical to Greatbatch
Our Strategy Our Vision Greatbatch will be the definitive leader in critical technologies by infusing integrity, innovation, and operational excellence into the medical device and commercial markets. Extend partnerships with key OEM customers beyond discrete components to include medical device systems. 12 Key Messages
Welcome Key Messages Sustainable Organic Growth Commercialize Medical Device Innovation Drive Profitable Growth Closing Summary 13
Supported Business Model Targeted Markets 14 Sustainable Organic Growth Sales Force Emphasis Strategic Investments Sustainable Organic Growth
88% Revenues from Medical Device Market Cardiac & Neuromodulation 48% Orthopaedics 19% Portable Medical 13% Vascular 8% 2012 Revenue % of Total Cardiac & Neuromodulation $309 48% Orthopaedics $122 19% Portable Medical $82 13% Vascular $52 8% 15 Sustainable Organic Growth ( $ in millions ) Targeted Market Revenue

Greatbatch Market Opportunities: Medical

Cardiac & Neuromodulation

GB Opportunity: $1.5B
GB Revenue: $309M
Avg. Market CAGR: 3%

- Pacemakers
- ICDs and CRT-D
- Implantable Monitors
- Spinal Cord Stimulation
- Peripheral Nerve Stimulation
- Cochlear
- Cardiac Surgery
- Ventricular Assist Devices

Orthopaedics

GB Opportunity: $3B
GB Revenue: $122M
Avg. Market CAGR: 5.5%

- Fracture Repair
- Joint Arthroscopy
- Spine
- Orthobiologics
- Joint Reconstruction
- Extremities
- Deformities
- Dental
- Maxillofacial



Portable Medical

GB Opportunity: $1B
GB Revenue: $82M
Avg. Market CAGR: 6%

- Defibrillators
- Ultrasound
- Staplers / Clips
- Auto CPR
- Oxygen Concentrators
- Ventilators
- Orthotics & Prosthetics
- Patient Monitors

Vascular

GB Opportunity: $1.3B
GB Revenue: $52M
Avg. Market CAGR: 3.5%

- Vascular Access
- Atrial Fibrillation
- Interventional Cardiology
- Peripheral Interventions
- Structural Heart
- Renal Denervation
- Dialysis
- Fluid Management
- Oncology

See appendix of this presentation for footnote on industry and market data

Sustainable Organic Growth

Greatbatch

16
GB Opportunity: $1.5B Avg. Market CAGR: 3% Strategies 17 Sustainable Organic Growth Cardiac & Neuro Markets Market Size / Estimated CAGR Implantable Monitors $0.2B / 9% Deep Brain Stim $0.4B / 17% Sacral Nerve Stim $0.4B / 16% LVAD $0.6B / 13% Cochlear $0.8B / 12% Expanding GB Market Participation Cardiac Surgery $1.4B / (1%) Adjacent GB Market Opportunities Pacemaker $3.5B / (2%) ICD $5.9B / (2%) Spinal Cord Stim $1.4B / 7% Vagal Nerve Stim $0.2B / 16% Established GB Market Participation Drive rechargeable battery offerings into broader neuromodulation markets Leverage existing technologies to drive growth in emerging & adjacent segments Increased customer focus to increase 'share of customer' Implantable Pulse Generator N/A Leads & Lead Components CRM NEURO Batteries Capacitors Feedthroughs Neuro Leads CRM Leads Competitive 2012 Greatbatch 2012 Cardiac & Neuromodulation See appendix of this presentation for footnote on industry and market data
Implants Greatbatch 5th Largest Supplier 100's of Suppliers Delivery Systems Instruments $3B Greatbatch Opportunity Avg. Market CAGR: 5.5% Strategies Secure LTAs and improved pricing discipline Improved sales force productivity in core products & through product re-launches Portfolio mapping to drive new development initiatives Take advantage of consolidation opportunities among large number of segmented suppliers Competitive 2012 Greatbatch 2012 18 Sustainable Organic Growth Orthopaedics See appendix of this presentation for footnote on industry and market data Greatbatch Participation
Greatbatch Opportunity: $1B Power Supply Market Avg. Market CAGR: 6% Strategies Target expanded opportunities within customer base Own more of the revenue for individual products Targeted M&A $1B $82M 19 Sustainable Organic Growth Portable Medical Markets: Market Size / Estimated CAGR Auto CPR $50M / 13% Staplers / Clips $1.8B / 4% Defib (AEDs) $1.6B / 8% O2 Concentrators $0.8B / 7% Patient Monitors $2.3B / 5% Orthotics-Prosthetics $3.5B / 7% Ventilators $2.8B / 4% Portable Ultrasound $0.3B / 20% Powered Ortho $0.5B / 6% Anesthesia $0.5B / 3% Wound Therapy $0.4B / 8% Expanding GB Market Participation Adjacent GB Market Opportunities Established GB Market Participation Competitive 2012 Greatbatch 2012 Portable Medical See appendix of this presentation for footnote on industry and market data
Specialty Catheter Markets Strategies 20 Sustainable Organic Growth Greatbatch Participation Specialty Catheters Vascular Introducers Electrophysiology Market Size $125M CAGR: 12% Peripheral Vascular Market Size $430M CAGR: 4% Interventional Cardiology Market Size $400M CAGR: 0% Competitive 2012 Greatbatch 2012 Leverage technologies to drive growth in adjacent clinical segments with existing customer base Portfolio mapping to drive new development initiatives Continued execution of introducers re-launch campaign $1.3B Greatbatch Opportunity Avg. Market CAGR: 3.5% Vascular See appendix of this presentation for footnote on industry and market data
Greatbatch Share Greatbatch Opportunity 21 Aggregate Opportunity Multi Billion Dollar end markets served $6.8B Total Greatbatch Opportunity $565M GB Share of Opportunity (8.7%) Major growth opportunity through market share capture Sustainable Organic Growth
Supported Business Model Targeted Markets 22 Sustainable Organic Growth Sales Force Emphasis Strategic Investments Supported Business Model
Blue Chip Customer Base 23 Sustainable Organic Growth
Expanding Intellectual Property Med Device Patents Patents Pending 593 (307 US) Issued: 160 Pending: 57 24 Sustainable Organic Growth WW Total OUS Total US Total Issued Patents: 1990 to 2012 158 Patents 500 Patents 1,179 Patents
Long-Term Agreements 71% Greatbatch Medical revenue under LTAs Current (through 2013) Through 2015 65% - 70% Through 2014 50%+ Beyond 35% - 40% Terms ... in addition, product lifecycle / replacements drive core growth and protection 25 Sustainable Organic Growth
Product Revenue Design Phase Post Launch Service & Production Support 26 Sustainable Organic Growth Long Product Life Cycles Support Double-Digit Growth Design wins early with key OEMs & in emerging segments fuel long term growth Portable Medical: Long Product Life Cycles
Growth of AED and Defibrillator Battery Markets 0 5 10 15 Number of Batteries Year Year Gen 2 Gen 3 27 Sustainable Organic Growth Replacements Drive Revenue Support Drives Revenue P4 Replacements Partner 4 P3 Replacements Partner 3 P2 Replacements Partner 2 Partner 1 P1 Replacements 0 5 10 15 Focus on Portfolio Management and IP wins generational development Portable Medical: Long Product Life Cycles Gen 1
Supported Business Model Targeted Markets 28 Sustainable Organic Growth Sales Force Emphasis Strategic Investments Strategic Investments

Operations Efficiency & Investment



2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Investment
Alden I
Tijuana I
Alden II
Raynham
Clarence R&D Center
Warsaw
Indianapolis
Fort Wayne
Plymouth Med Device
Tijuana II
Consolidation
Clarence & Genesee to Alden
2 sites into Tijuana
Freemont to Holmes
2 sites into Corgemont & Columbia City
Orchard Park to Clarence
3 sites to Raynham
2 sites into Clarence R&D
Blaine & Plymouth
2 sites to Fort Wayne & Tijuana

Investment

- Low cost manufacturing operation established
- Medical device assembly capabilities
- Dedicated R&D centers

Consolidation

- Reduced operational burden
- Eliminated underperforming product lines
- Established unified resource locations
- Shed low margin programs
- Expanded capacity
- Enhanced Orthopaedics production environment
- Pursuing on-going cost reduction initiatives

*Investments & Consolidations represent only a partial listing during the period

Sustainable Organic Growth

Greatbatch

29
Orthopaedic Update Completed milestones Transferred instruments and reamers from Switzerland Net $4M Gross Profit improvement Divested $15M in non-profitable sales Successfully completed customer supplier certification audits at new manufacturing locations First production and shipment of transferred reamers Feb. 2013 Tijuana & Fort Wayne Pending Additional transfers in process (consistent with guidance) 30 Sustainable Organic Growth
Over 100 years medical device quality leadership experience Nine ISO 13485 certified facilities Eight FDA registered facilities Successful FDA inspections On-going reduction in cost of quality Investment in leadership Harmonized quality systems Common enterprise quality metrics Product quality & capable system focus Talent & infrastructure development 31 Sustainable Organic Growth Integrate > Harmonize > Optimize Medical Device Infrastructure Quality: A Competitive Advantage
Medical Device Manufacturing: Plymouth, MN Total Expansion: 27,000 sq ft Controlled Environment [Class 7]: 4,000 sq ft of space Adjacent Molding & Electrical Development Space FDA Registered Facility / Regulatory: ISO13485:2003, CMDCAS, AIMD & MDD 32 Sustainable Organic Growth Medical Device Investment
Aligned with therapy areas Technology to leverage and fill gaps Increasing market share via 'tuck-ins' Alignment with Strategy Address Technology Needs Meet Financial Criteria Differentiated product or procedures Proprietary positioning of products Feasibility of concept Incremental revenue of $10 - $50M Profitable ROI (>20%) Accretive to sales growth, margins, and ROIC Minority Investments Targeted investments of $5 - $10M Equity positions ranging from 10 - 20% ownership Align with long-term M&A guidelines Focus on innovative technologies in our medical markets 33 Sustainable Organic Growth Acquisition Strategy
Supported Business Model Targeted Markets 34 Sustainable Organic Growth Sales Force Emphasis Strategic Investments Sales Force Emphasis
35 Sustainable Organic Growth Bachelor of Science degree in Business Administration with a focus in Management and Finance Greg Webster VP Sales & Marketing, Electrochem 14 years experience working in Sales & Marketing providing power solutions Successful growth record with customers in medical, military and commercial markets Led sales teams to enable national and international expansion with Fortune 500 companies Implemented Strategic Account Program responsible for growing key accounts from $1-3M to $10-$30M+ Andrew Holman VP Sales & Marketing, Greatbatch Medical 20 years experience working in medical device technologies Broad commercial medical technologies experience in urology/women's health, neurosciences, pain management and orthopaedics Prior experience includes: Boston Scientific, Johnson & Johnson, Smith & Nephew and DJO Global 4 Years B2B experience with Xerox Corporation Sales Leadership
Sales Force Optimization Focus on winning generational development programs Enhanced customer relationships & touch points Drive for additional LTAs New pay for performance structure; reps win when Greatbatch wins Investment in leadership Customer relationship enhancement Distinct technical sales & account executives Upstream & downstream marketing additions Unified sales operations Enhanced rep recruiting 36 Sustainable Organic Growth Organized for Excellence Equipped with Tools & Talent Impactful Results
37 Welcome Key Messages Sustainable Organic Growth Commercialize Medical Device Innovation Drive Profitable Growth Closing Summary
Scott Drees President Algostim, LLC 32 years of experience working with implantable medical devices 16 years of neuromodulation market experience Founding Division President, Advanced Neuromodulation Systems Inc. (ANSI) Prior experience includes: St. Jude Medical, Boston Scientific, and Johnson & Johnson Board member: John Oakley Pain Research Foundation and Neuros Medical Inc. 38 Commercialize Medical Device Innovation
Technology Innovation Leverage Capabilities 39 Future Opportunities Strong Value Proposition Commercialize Medical Device Innovation Addressing Unmet Needs Commercialize Medical Device Innovation

Capabilities Required For Active Implantable Systems

Leads & Accessories	Implantable Pulse Generators		Programmers & Software
• Mechanical Design • Test Development • Adhesive Processing • Thermoplastic Molding • Silicone Molding • Extrusion • Coil Winding • Swiss Machining • Tool and Die • Laser Welding • Resistance Welding • Wire Coating & Cabling • Center Less Grinding • Thin Film Electrodes	• Industrial Design • Finite Element Analysis • Injection Molding • Header Design and Development • Titanium Enclosure Forming • Hermetic Assembly Design • Ceramic Brazing • Charging Coil Development • Laser Seam and Spot Welding • Swiss Mach Part Design and Fabrication • Stimulation and Pulse Generator Circuits • Low Power Circuits Analog/Digital Design • Embedded Systems Design	• Microprocessor Design/Controls • ASIC Design, Development, Layout • ASIC Architecture Design • ASIC Fabrication • Telemetry • Transcutaneous Power and Recharging • Antenna Design • PCB Layout and Prototyping • PCB Fabrication • Electrical Test Station Development • Lab View and Test Stand • Mechanical Stress Testing • Shock and Vibration Testing • Automated Testing	• Microprocessor • Firmware Design • Power Management • Battery Charging Software • Wireless Communications • Embedded Software Design • Multiple Software Platform Development • Graphical Interface Design • 2D Modeling • Software Coding Analysis • Human Factors Engineering • Device Driver Development • Network Protocols

System Specs → System Design → ISO / Quality → Risk Mgmt → Labs → Tech Writing → Package Design

40

Neurostimulation Markets

FDA APPROVED

Deep Brain Stim:
Parkinson's Disease, Dystonia, Essential Tremor, Epilepsy, Obsessive Compulsive Disorder

Vagus Nerve Stim:
Depression, Epilepsy

Spinal Cord Stim:
Pain

Sacral Nerve Stim:
Urinary Incontinence, Fecal Incontinence

Percutaneous Tibial Nerve Stim:
Urinary Incontinence



EMERGING

Deep Brain Stim: Obesity, Stroke Recovery, Depression

Cortical Stim: Epilepsy

Peripheral Nerve Stim: Migraines, Extremity Pain

Carotid Artery, Sinus Stim: Hypertension

Hypoglossal & Phrenic Nerve Stim: Sleep Apnea

Spinal Cord Stim: Angina

Gastric Stim: Obesity

Sacral & Pudendal Nerve Stim: Interstitial Cystitis, Sexual Function, Pelvic Pain

FUTURE

Deep Brain Stim:
Alzheimer's, Anxiety, Bulimia, Tinnitus, Traumatic Brain Injury, Tourette's, Sleep Disorders, Autism, Bipolar

Vagus Nerve Stim:
Alzheimer's, Anxiety, Obesity, Bulimia, Tinnitus, Obsessive Compulsive Disorder, Heart Failure

Spinal Cord Stim: Asthma

Gastric Stim: Bulimia, Interstitial Cystitis

Commercialize Medical Device Innovation
41
SCS $1.7B Market Revenues (W.W.) 2012: $2.6 B 2015: $3.6B Source: Neuromodulation company earnings releases and internal estimates. Excludes cochlear, drug pumps, external stimulation SCS $1.4B DBS $430M SNS $400M VNS $220M Other $125M SCS: Spinal Cord SNS: Sacral Nerve DBS: Deep Brain VNS: Vagus Nerve Average Market CAGR: 11% (7% - 17%) DBS $690M SNS $630M VNS $345M Other $190M 42 Commercialize Medical Device Innovation Neurostimulation Market Sizes
Market Drivers Advancing technologies Improving implantation techniques Greater awareness and referrals More implanting physicians Strong reimbursement Insurance approval Patients comfort with electronic devices 43 Commercialize Medical Device Innovation SCS Market Acceleration
26% 24% 16% 19% 15% 15% 11% 13% 10% MARKET SHARE $300M $378M $469M $544M $647M $745M $854M $952M $1.1B $1.2B 44 Commercialize Medical Device Innovation Source: Neuromodulation company earnings releases and internal estimates $1.3B $1.4B 9% 9% SCS 12 Year Market Growth & Share GROWTH RATE Medtronic St. Jude (ANSI) Boston Scientific (Advanced Bionics)
Ease of implant Clinical performance Lead options Reliability and longevity Simplified programming Service Cost effective products versus alternative therapies Efficacy Significant reduction in medication Minimal complications Pain reduction Discrete device Easy to use Comfortable & convenient Covered by insurance Company they can trust Market Research Patients Physicians Payers Commercialize Medical Device Innovation 45
Physician Partners Richard North, MD | Chief Scientific Advisor Director, Neuromodulation, Sandra and Malcolm Berman Brain & Spine Institute of LifeBridge Health, Baltimore, MD (2007-present) Professor of Neurosurgery, Anesthesiology & Critical Care Medicine, John Hopkins University School of Medicine (1983-2007) Founder and President, Stimsoft, Inc. (sold to Medtronic in 2003) Founder and President, The Neuromodulation Foundation, Inc. Certified by the American Boards of Neurological Surgery and Pain Medicine Clinical experience with over 3,000 cases involving spinal cord stimulation during the last 28 yrs. 14 issued patents, 156 peer-reviewed publications, and over 500 lectures and presentations both nationally and internationally North American Neuromodulation Society's Lifetime Achievement Award Giancarlo Barolat, MD | Chief Medical Advisor Director, Barolat Neuroscience Center at Presbyterian St. Luke's Hospital, Denver, CO (2005-present) and Director of Barolat Neuromodulation Institute Europa (2011-present) Professor of Neurosurgery at Thomas Jefferson University, Philadelphia (1985-2005) Founding Member and Board Member- American Neuromodulation Society Certified by both the American and by the Italian Board of Neurosurgery Most clinical experience in the world with over 7,000 neuromodulation procedures in 35 yrs. 8 issued patents, 84 published peer reviewed articles and book chapters, along with over 285 lectures and presentations both nationally and internationally AANS Lifetime Achievement Award 46 Commercialize Medical Device Innovation

SCS Systems Today: Unmet Needs

IPG	Leads	Patient Programmers & Rechargers	Clinician Programmers
• Standardized configuration *(2x8)* • Poor tri-pole capabilities • Current steering • Complete discharge recovery • Limited parametric range • Biphasic square waveform • Inductive coupling • Unidirectional recharge • Restricted implant depth	**Percutaneous Leads** • Lead migration (13%)* • Lead breakage (9%)* • Limited coverage 1 - 2 spine levels • Inability to capture target • Need for splitters to achieve tri-pole stim **Paddle Leads** • Excessive volume • Blind positioning • Lack of steering control	• Designed for in-home use • Large and non-discrete • Button sequences are confusing • Small screens for feedback • No color or touch screens • Multiple devices for programmer/recharger • Lack recharge feedback • Inductive coupling required	• Time consuming • Non-intuitive • Dependent on sales team • Lack patient feedback mechanism • Awkward size devices • Lack visual clarity • Stylus required in handhelds • Inductive coupling required

*SOURCE: Cameron et al., 2003 & updated with 2009 AAPM poster

Commercialize Medical Device Innovation

Greatbatch

47
"A product designed by doctors for doctors" Richard B. North, MD Product Strategy Target unmet clinical needs Focus on product differentiation for all user groups Procedurally the same - but better Legacy free, proprietary system Design focused on safety Allows efficient regulatory approval Gen 1: Technology innovation drives market share Gen 2: Breakthrough technology enables market leadership 48 Commercialize Medical Device Innovation
Implantable Pulse Generators IPG Clinician Programmer CP Pocket Programmer PoP Patient Feedback Tool PFT Trial Cable Patient Programmer Charger PPC Anchors Paddle Leads Perc Leads External Pulse Generator EPG Extensions Algostim System 49 Commercialize Medical Device Innovation

Algostim System Innovations

IPG


algostim
algostim

- 24 Channels
- Two Configurations
- Tri-Pole Capability
- Smallest Volume
- Thinnest Implant
- Largest Battery Capacity
- Broadest Parametric Ranges
- Bi-Directional Recharge
- MICS Wireless Telemetry
- Embedded Program Memory

Leads



Perc Leads

- 12 & 8 Contact Arrays
- Dual Coil Construction
- Body Compliant
- Lead ID System



Paddle Leads

- Thinnest >50%
- Smallest Volume >50%
- Body Compliant
- Multi-Midline Positioning
- Stylet Steering

Programmers/Software


3x8

- Color Touch Screen
- 3D Pain Mapping
- 3D Stim Mapping
- 3D Overlap Scoring
- CASP Algorithm
- CASP Feedback Device
- Camera / Barcode Reader
- Monitor Mirroring
- Combined Programmer / Charger
- Key Fob Programmer

50

Implantable Pulse Generator

Features

- 24 channels
- Two header configurations *(2x12 & 3x8)*
- Rechargeable battery
- Largest battery capacity
- Broadest parametric ranges
- Smallest & thinnest device
- Independent current sources
- Deep discharge recovery
- Constant current output
- MICS wireless telemetry
- Safety thermistor
- Bi-directional recharge
- Embedded memory


2412
SN 987654329
algostim
2408
SN 987654324
algostim

Commercialize Medical Device Innovation
Greatbatch
51
Electrode Stylet Lumen Connectors Set Screw Ring Percutaneous Lead Anatomy 12 & 8 contacts 52 Commercialize Medical Device Innovation 3 electrode spacings 4 lead lengths
COIL IN COIL DESIGN COIL STRUCTURE 8 & 12-Electrode Leads INDEPENDENT STRAIGHT WIRE 8 & 16-Electrode Leads UNCONSTRAINED STRAIGHT WIRE 8-Electrode Leads COIL DESIGN COIL STRUCTURE 4-Electrode Leads Lead Design Progression 53 Commercialize Medical Device Innovation Past Present Future
mm 10 20 30 40 50 60 70 80 90 T8 T9 T10 T11 8-Electrode Compact Standard XL 12-Electrode Compact Standard XL Broader Coverage 54
10 20 30 40 50 60 70 80 mm Paddle Lead Standards 2mm 2mm 2mm 2mm 2mm 2mm 56mm 64mm 46mm 33mm 43mm 57mm 7.6mm 10mm 8mm 9.5mm 11mm 13mm .8 cc 1.16 cc .7 cc .54 cc 1.4 cc .9 cc Excessive volume Blind positioning Approximate Volume Commercialize Medical Device Innovation Current product limitations Lack of steering control Have no / limited body compliance 55
Paddle Tail Coil Lead Body Electrodes Stylet Lumen Silicone Paddle Suture Locators Volume Reduction Connectors to IPG Surgical / Paddle Leads Anatomy 2x6 3-4-3-2 56 1mm 1mm
Epidural space 57 Thin Profile Paddle Leads
Programmer Family 58 Commercialize Medical Device Innovation
Pocket Programmer Programmer Charger Discrete key fob design Daily control functions Rechargeable device MICS wireless telemetry Quick stim-off Programming and recharging device Full control programming options Color touch screen interface MICS wireless telemetry Recharge location visual feedback Rechargeable device Quick stim-off 59 Commercialize Medical Device Innovation Patient Programmers
Clinician Programmer Patient Feedback Tool Automatic impedance check Stimulation threshold determination Patient identifies best stimulation coverage / optimal parasthesia patterns Bluetooth communication LED feedback Quick stim-off Clinician Programmers 'Computer Assisted Stimulation Programming' 60 Commercialize Medical Device Innovation Resistive color touch screen External monitor connection Embedded camera Rechargeable device SD card storage Bluetooth communication MICS wireless implant telemetry Quick stim-off
Pain Mapping Product Selection CASP Set Program Clinician Programmer Software Software Features 3D Virtual Environment 3D Pain Mapping 3D Stimulation Mapping 3D Overlap Scores Computer Assisted Stimulation Programming ('CASP') Presets for routine intra-operative trials Visual implant selector Patient programming history Secure log-ins Patient device emulator Auto report generation Bluetooth printer 61 Commercialize Medical Device Innovation
IPG Thermistor MICS Wireless Telemetry Deep Discharge Recovery Battery Bi-Directional Recharge High Voltage Protection Circuitry Independent Current Sources Internal Self-Checks Impedance Check Quick Stim-Off by External Devices EPG Internal Self-Checks Easy Trial Cable Connect / Disconnect Quick Stim-Off Program Memory Perc & Paddle Leads, Extensions Minimize Size Coil In Coil Design Multiple Electrodes Active Capture Set Screw (Extension)) Stylets Multiple Tips Introducer Needle Flared & Radius Tip Tunneling Tool Malleable Rod & Tip 2 Length Options Accommodates 3 Leads Leads & Extensions Accessories Programmers All Programmers Battery Status of IPG Paired to Single IPG / EPG MICS Wireless Telemetry Quick Stim-Off Programmer Charger Rechargeable Device During IPG Recharge Recharge Location Feedback Recharge Temperature Sensing Clinician Programmer Log-Ins for Different Users Monitor Mirroring Camera / Image Storage Charge Density Limits Model Based Implant Selection Patient Feedback Tool 'CASP' (Computer Assisted Stimulation Programming) Safety Features Color Touch Screen 3D Pain Mapping 3D Stim Mapping 3D Overlap Scoring CASP Algorithm CASP Feedback Device Camera Monitor Slaving Combined Programmer / Charger Key Fob Programmer Perc Leads Duodecapolar Array Body Compliant Adhesive Anchor System Lead ID System Paddle Leads Thinnest >50% Smallest Volume >50% Body Compliant Multi-Midline (7) Direct Target Placement Stylet Steering Dual Tracking Features 24 Channels Two Configurations Tri-Pole Capability Smallest Volume Thinnest Implant Largest Battery Capacity Broadest Parametric Ranges Multiple Waveform Capacity Bi-Directional Recharge MICS Wireless Telemetry IPG Programmers/Software Leads Pulse Generators 62

Regulatory Plan

Proposed Indication

The Algostim Spinal Cord Stimulation *(SCS)* System is indicated as an aid in the management of chronic intractable pain of the trunk and/or limbs, including unilateral or bilateral pain associated with failed back surgery syndrome, intractable low back pain and leg pain.

History

Company *(Product)*	Original PMA	Supplements
Medtronic (Itrel)	1984	233+
St. Jude (Genesis)	2001	65+
Boston Scientific (Precision)	2003	153+

Plan

- Pursue PMA approval *(literature based PMA)*
- Utilize pre-IDE / PMA process
- Obtain CE mark
- TÜV *(notified body)* utilizing modular review process

Greatbatch

63

Next Generation

IPG Embedded Capabilities

- High Frequency Stimulation
- 3-axis accelerometer
- Novel waveforms & wave shaping


algostim
algostim

Lead Designs

- Thin-film perc lead designs
- 24+ electrode paddle leads


Thin-Film Paddle: 24+ Electrodes
Planar
Cylindrical

System Level

- MRI conditional system

Commercialize Medical Device Innovation
Greatbatch
64

Leads IPGs Programmers & Software Accessories Total Disclosures 26 44 51 14 135 Applications 19 23 36 8 86 Opinions 20 39 17 1 77 IP Product Distribution Greatbatch IP portfolio > 1000 Algostim invention disclosures 135 Filed patent applications 86 Patent applications in draft 18 Patents licensed Dr. North & Barolat 11 Patents issued to date 6 Patent opinions 77 65 Intellectual Property
Leveraging Our Capability 66 Commercialize Medical Device Innovation
Plymouth: Header Plymouth: Stackers Tijuana: Multi-pin Feedthrough Assemblies Clarence: Set Screw Block Minneapolis: Enclosure Plymouth: End Cap Clarence: Set Screws IPG 67 Alden: Battery Final Assembly: Plymouth
Leads & Extensions Paddle Leads Percutaneous Leads Extensions Manufacturing: Plymouth 68 Commercialize Medical Device Innovation
Programmers Software: Denver Portable Medical: Raynham Batteries for Programmers Software 69 Commercialize Medical Device Innovation
2013 2014 2015 Algostim Timeline DVT Development completion Animal Study ROI Regulatory Cycle Phased approach (CE mark) PMA process (FDA) Screening Commercialization Partners Manufacturing Revenue Greatbatch Commercialization By partner 70 Commercialize Medical Device Innovation
Technology Innovation Leverage Capabilities 71 Future Opportunities Strong Value Proposition Addressing Unmet Needs Commercialize Medical Device Innovation Strong Value Proposition
No change to implant procedures Improved body compliant lead design & steering control Broader stimulation coverage Multiple IPG options Portable & Discrete External Products Simple and familiar user interfaces Comfortable system for screening, recharge and daily transport Fits existing reimbursement standards Impact to Customer Groups Long list of Safety Features Highly visual & intuitive programmers Intraoperative visibility and engagement of surgical staff Patient interactive programming Commercialize Medical Device Innovation Physicians Patients 72
"A highly differentiated complete SCS system and platform with extensive offering of innovation, IP, advanced safety features, and future generation capabilities in the fast growing $1.4B SCS market" 1% market share represents $17M revenue to partner in 2015 Highly under penetrated market (<10%) History of large market share shifts with technology innovation Strong SCS growth rate (7%+ CAGR) Extensive IP portfolio Gen 1: Technology innovation will drive market share Gen 2: Breakthrough technology can enable market leadership 73 Commercialize Medical Device Innovation Value Proposition
Leverage Medical Device System Capabilities Deliver on complete system initiative Investment in capabilities Platform technology for additional opportunities Entry into cardiac systems Implantable Loop Recorder Address unmet needs Remote monitoring High quality data Future NewCo's Approved & emerging indications Emerging Cortical Peripheral Carotid Sinus Hypoglossal & Phrenic Gastric Pudendal 74 Commercialize Medical Device Innovation Deep Brain Vagus Spinal Cord Sacral Percutaneous Tibial Approved
75 Welcome Key Messages Sustainable Organic Growth Commercialize Medical Device Innovation Drive Profitable Growth Closing Summary
Targeted M&A Increasing Margins 76 ~ 5% Organic Revenue Growth Med Device Upside Strong Balance Sheet & Cash Flow Drive Profitable Growth Drive Profitable Growth
~ 5% Organic Growth Top Line Pipeline Bottom Line Algostim Medical Device Development M&A Sales Force Optimization Strong Intellectual Property Leverage IP Innovation ~ 2x Top Line Growth Adjusted EPS 77 Sustainable Long-Term Growth Drive Profitable Growth
Greatbatch Share Greatbatch Opportunity 78 Aggregate Opportunity Drive Profitable Growth Multi Billion Dollar end markets served $6.8B Total Greatbatch Opportunity $565M GB Share of Opportunity (8.7%) Major growth opportunity through market share capture
Innovation & Pipeline Sales Force Productivity ~ 5% Core Organic Growth Manufacturing Cost Reduction Orthopaedic Consolidation ~ 2x Top Line Growth Algostim Commercialization 3rd Party Funding Targeted M&A 79 Drive Profitable Growth Core Business Growth Drivers
2012 Performance of Core Business 2012 (As Reported) 2012 (Excluding Med Device) 2012 (As Reported) 2012 (Excluding Med Device) Adjusted Op Margin* Adjusted EPS* Strength of Core Business 44% Exclusive of Medical Device Initiative Spend Drive Profitable Growth 80 *See appendix of this presentation for a reconciliation to GAAP amounts.
Targeted M&A Increasing Margins 81 ~ 5% Organic Revenue Growth Med Device Upside Strong Balance Sheet & Cash Flow 2013 Guidance Drive Profitable Growth
Assumptions Completion of Swiss Consolidation in Q1 2013 No acquisitions are included although we are actively engaged in looking for accretive deals that will improve our operating revenue growth performance Impact of R&D commercialization not included in guidance (Algostim, MRI, Sensor) Medical Device Tax estimated impact on Gross Profit $1.5M to $2.5M Estimated 33% to 35% tax rate (includes only the 2013 benefit of the recently reenacted R&D tax credit) 2013 Assumptions 82 Drive Profitable Growth
2012 Revenue 2013E Annual Growth Revenue 2013E Revenue Cardiac & Neuromodulation $309 0 - 2% $309 - 315 Orthopaedic (1) $122 (5) - 0% $116 - 122 Portable Medical $82 15 - 20% $94 - 98 Vascular Access $52 7 - 13% $55 - 59 Energy & Other $81 6% $86 - 86 Total Sales $646 2 - 5% $660 - 680 Revenue Growth (1) Organic growth for orthopaedic product line is 8% - 14% due to disposition of $15 million of non-core product lines at the end of 2012. Total company organic growth is expected to be 5% - 8%. ($ in millions) 83 Drive Profitable Growth
2012 2013E Change 2013E w/o Device Spend Sales $646 $660 - 680 2 - 5% $660 - 680 Adjusted Operating Margin (1) 11.4% 12 - 12.5% 60 - 110 bps 16 - 17% Adjusted Diluted EPS (1) $1.77 $1.90 - 2.00 7 - 13% $2.62 - 2.67 Adj. Operating Cash Flows (2) $80 ~$90 12 - 13% Capex $41 $20 - 30 (51) - (27)% ROIC 7.4% ~8% ~60 bps 2013 Guidance ($ in millions except for EPS) 84 Drive Profitable Growth (1) See appendix of this presentation for a reconciliation to GAAP amounts. (2) Excludes the impact of other operating and DVT expenses of $10M (2013) and $15M (2012) and the deferred tax payment on the redemption of our convertible debt in 2013 of $30M.
2013 Estimate of Core Business 2013E 2013E (Excluding Med Device) 2013E 2013E (Excluding Med Device) Adjusted Op Margin* Adjusted EPS* Strength of Core Business 34% - 38% Algostim & targeted M&A represent additional upside Drive Profitable Growth 85 *See appendix of this presentation for a reconciliation to GAAP amounts.
7% to 13% Earnings Growth EPS Improvement 86 Drive Profitable Growth
$10 Strong Operating Cash Flow $(9) $(21) $(14) $ In Millions $18 87 Drive Profitable Growth *Excludes the impact of other operating and DVT expenses of $10M and the deferred tax payment on the redemption of our convertible debt in 2013 of $30M.
Consistent Cash Flow Drives Lower Leverage 88 Drive Profitable Growth 5 year annual average of $79M Debt repayment of $129M from 2009 to 2012 *Excludes the impact of other operating and DVT expenses of $10M and the deferred tax payment on the redemption of our convertible debt in 2013 of $30M.
Credit facility matures June 2016 Utilized Line of Credit to finance converts redeemed Feb 2013 Capacity for Growth Opportunities $374 M In Dry Powder $174 M Unused Borrowing Capacity $225 M Outstanding on Borrowings $600 M Line of Credit $200 M Available Accordion 89 Drive Profitable Growth $20 M Cash
Targeted M&A Increasing Margins 90 ~ 5% Organic Revenue Growth Med Device Upside Strong Balance Sheet & Cash Flow QiG Business Model Drive Profitable Growth
Avenues of Development Investment Mechanism Partner Funded Examples Strategic Investments Entrepreneur / Early Stage Company Balance Sheet Intelect Sapiens DeCheng OEM Initiated Medical Device Development Partner Customers NRE Non-Recurring Engineering 8 In-process 14 Complete (since 2010) Market Driven Medical Device & System Development Clinicians (KOLs) & Distribution Partners Historically P&L Transitioning to 3rd Party Coatings MRI Algostim CardiomoniX 91 Drive Profitable Growth
DEVICE MANUFACTURING FINAL STERILE PRODUCT REGULATORY VERIFICATION & VALIDATION DETAILED DESIGN CONCEPT Design & Development Manufacturing & Continuation Development Model Markets: Manufacturing Revenue Phase Cardiac Neuromodulation Orthopaedics Vascular Portable Medical ROI License or Sale Enhanced Margin 92 Greatbatch & 3rd Party Funded
Greatbatch Spend 3rd Party Investment 93 Drive Profitable Growth 2009 2010 2011 2012 2013E 2014E $22 M $15 M $27 M $33 M $31 M Medical Device Spend Reducing Total QiG Spend

Welcome Key Messages Sustainable Organic Growth Commercialize Medical Device Innovation Drive Profitable Growth Closing Summary 94
Long-term agreements cover large percentage of revenue Reputation for innovation & operational excellence Strong Blue Chip customer base Strong markets with significant growth opportunity Leveraging extensive Intellectual Property portfolio Investment in Sales & Marketing to execute growth Targeted acquisitions expanding capabilities & growth Algostim development successfully concluding Compelling value proposition Deploy QiG business model Leverage capabilities, IP, KOLs & strategic partners Core medical business margins increasing Future medical device spend funded with partners Strong balance sheet & cash flows Strong Core Business Strong Foundational Business 95 Grow the Core Commercialize Medical Device Innovation Drive Profitable Growth Closing Summary Key Message Points
Q&A Panel Thomas J. Hook President & CEO Michael Dinkins Senior Vice President & CFO Scott Drees President Algostim Susan M. Bratton President Electrochem Daniel R. Kaiser Vice President & CTO 96
Contact Information Michael Dinkins Chief Financial Officer Greatbatch, Inc. 2595 Dallas Parkway Suite 310 Frisco, TX 75034 Tel: 214-618-5242 MDinkins@greatbatch.com www.greatbatch.com 97
Appendix 98
The statements made in this presentation and in the oral remarks accompanying these slides that are not statements of current or historical fact are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of Securities Exchange Act of 1934, as amended. We have based these forward-looking statements on our current expectations, and these statements are subject to known and unknown risks, uncertainties and assumptions. These forward-looking statements include statements relating to: future sales, expenses and profitability; future development and expected growth of our business, industries and markets; our ability to execute our business model and our business strategy; our ability to identify trends within our industries and markets and to offer products and services that meet the changing needs of those markets; and projected capital and other expenditures. You can identify forward-looking statements by terminology such as "may," "will," "should," "could," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or "variations" or the negative of these terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially from those stated or implied by these forward-looking statements. We are under no duty to update any of these forward-looking statements or to conform these statements to actual results. In evaluating these statements and our prospects, you should carefully consider the factors set forth below. Although it is not possible to create a comprehensive list of all factors that may cause actual results to differ from the results expressed or implied by the forward-looking statements contained in this presentation or that may affect our future results, some of these factors include the following: our dependence upon a limited number of customers; customer ordering patterns; product obsolescence; our inability to market current or future products; pricing pressure from customers; our ability to timely and successfully implement cost reduction and plant consolidation initiatives; our reliance on third party suppliers for raw materials, products and subcomponents; fluctuating operating results; our inability to maintain high quality standards for our products; challenges to our intellectual property rights; product liability claims; our inability to successfully consummate and integrate acquisitions and to realize synergies and to operate these acquired businesses in accordance with expectations; our unsuccessful expansion into new markets; our failure to develop new products including system and device products; our inability to obtain licenses to key technology; regulatory changes or consolidation in the healthcare industry; global economic factors including currency exchange rates and interest rates; the resolution of various legal actions brought against the Company; those risks set forth in our 2012 Form 10-K filed with the SEC on February 27, 2013; and other risks and uncertainties that arise from time to time. Forward Looking Statement 99
This presentation contains non-GAAP financial measures. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP. In this presentation: "adjusted" amounts consist of GAAP amounts (or forecasted GAAP amounts) excluding (i) acquisition-related charges, (ii) facility consolidation, optimization, manufacturing transfer and system integration charges, (iii) asset write-down and disposition charges, (iv) severance charges in connection with corporate realignments or a reduction in force (v) litigation charges and gains, (vi) the impact of non-cash charges to interest expense due to the accounting change governing convertible debt, (vii) unusual or infrequently occurring items, (viii) certain RD&E expenditures, such as design verification testing ("DVT") expenses incurred in connection with the development of our neuromodulation platform, (ix) gain/loss on the sale of investments, (x) the income tax (benefit) related to these adjustments and (xi) certain tax charges related to the consolidation of our Swiss Orthopaedic facility. We believe that reporting these amounts provides important supplemental information to our investors and creditors seeking to understand the financial and business trends relating to our financial condition and results of operations. Please see our 2012 Form 10-K filed with the SEC on February 27, 2013 for a reconciliation of the non-GAAP measures contained in this presentation. Non-GAAP Financial Measures 100
The industry and market data used in this presentation was obtained from our own research, internal surveys and studies conducted by third parties, independent industry associations or general publications and other publicly available information. Third party providers of this data generally state that they have obtained information from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information. Forecasts are subject to change and are particularly likely to be inaccurate, especially over long periods of time. Industry and Market Data 101
These presentation slides include trademarks, servicemarks and tradenames owned by other companies, including companies that are our customers, suppliers and competitors. All trademarks, servicemarks and tradenames included in these slides are the property of their respective owners. Trademarks / Tradename 102
GAAP Reconciliation 103
GAAP Reconciliation 104